UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2019

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11406	52-1762325
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Technology Park Drive
Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 2.02 Results of Operations and Financial Condition.

On February 13, 2019, Kadant Inc. (the “Company”) announced its financial results for the fiscal quarter and year ended December 29, 2018. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2019, the board of directors (the “Board”) of the Company adopted a succession plan (the “Succession Plan”), pursuant to which the Board appointed Jeffrey L. Powell president effective April 1, 2019 and chief executive officer effective July 1, 2019. In addition, the Board appointed Mr. Powell to be a member of the Board effective as of July 1, 2019. Mr. Powell will serve in the class of directors whose term ends in 2022 and will not receive any compensation for his service as a director. As part of the Succession Plan, Jonathan W. Painter, who currently serves as president and chief executive officer, will become executive chairman of the Board effective July 1, 2019. Eric T. Langevin, who currently serves as the Company’s executive vice president, co-chief operating officer, will become executive vice president, chief operating officer effective April 1, 2019. The Company also appointed each of Peter J. Flynn and Michael Colwell as vice presidents of the Company effective July 1, 2019 in connection with the Succession Plan. Mr. Flynn and Mr. Colwell, who will become executive officers of the Company, will each have supervisory responsibility for parts of the Company’s material processing group, which Mr. Powell oversees in his current role as executive vice president, co-chief operating officer. On July 1, 2019, Mr. Langevin will also assume responsibility from Mr. Powell for supervising the Company’s recently acquired material handling business. In addition, on February 13, 2019, William A. Rainville notified the Company that he will not seek reelection as a director of the Company upon expiration of his current term at the Company’s 2019 annual meeting of stockholders. Mr. Rainville, who currently serves as chairman of the Board, stated that his decision to not seek reelection did not result from any disagreement with the Company.

Experience of Mr. Powell
Mr. Powell, age 60, has served as the Company’s executive vice president, co-chief operating officer since March 2018, with supervisory responsibility for the Company’s material processing group, which is comprised of its stock-preparation, wood processing, and fiber-based products businesses. Prior to March 2018, he had served as an executive vice president with responsibility for such businesses since March 2013. From September 2009 to March 2013, he served as the Company’s senior vice president. From January 2008 to September 2009, Mr. Powell was vice president, new ventures, with principal responsibility for acquisition-related activities. Prior to joining the Company, Mr. Powell was the chairman and chief executive officer of Castion Corporation from April 2003 through December 2007. Prior to Castion, Mr. Powell held various management positions at Thermo Electron Corporation, including chief executive officer and president of one of its publicly traded subsidiaries.

Experience of Mr. Langevin
Mr. Langevin, age 56, has served as an executive vice president and co-chief operating officer since March 2018. He previously served as the Company’s executive vice president and chief operating officer from January 2010 until March 2018. Prior to January 2010, Mr. Langevin had been a senior vice president since March 2007 and had supervisory responsibility for the Company’s fluid-handling and doctoring, cleaning, and filtration businesses. He served as vice president, with responsibility for the Company’s doctoring, cleaning, and filtration business, from 2006 to 2007. From 2001 to 2006, Mr. Langevin was president of Kadant Web Systems Inc. (now the Company’s Kadant Solutions division) and before that served as its senior vice president and vice president of operations. Prior to 2001, Mr. Langevin managed several product groups and departments within Kadant Web Systems after joining the Company in 1986 as a product development engineer.

Because each of Messrs. Powell and Langevin was already an executive officer of the Company, no material plan, contract or arrangement or grant or award was made in connection with their appointments, and their compensation arrangements are described in the Company’s proxy statements filed with the Securities and Exchange Commission.

Experience of Mr. Flynn
Mr. Flynn, age 68, has been president of the Company’s Kadant Black Clawson subsidiary (“KBC”) since 2003. KBC is part of the Company’s papermaking systems segment and manufactures stock-preparation equipment primarily for the pulp and paper industry.

The Company and Mr. Flynn will enter into the Company’s standard forms of executive retention agreement and indemnification agreement in connection with him becoming an executive officer.

Experience of Mr. Colwell
Mr. Colwell, age 53, has been president of the Company’s Kadant Carmanah Design (“KCD”) division of the Company’s subsidiary Kadant Canada Corp., since November 2013. KCD is part of the Company’s wood processing systems segment and designs and manufactures equipment for the oriented strand board industry. Mr. Colwell previously served as the president and chief executive officer of Carmanah Design and Manufacturing Inc. from April 2010 until its acquisition by the Company in November 2013.

The Company and Mr. Colwell will enter into the Company’s standard forms of executive retention agreement and indemnification agreement in connection with him becoming an executive officer.

None of Messrs. Powell, Langevin, Flynn or Colwell is related to any of the Company's directors or executive officers. There are no related person transactions between the Company, on the one hand, and any of Messrs. Powell, Langevin, Flynn or Colwell or their immediate family members, on the other hand, reportable under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Mr. Painter’s Transition Agreement
Mr. Painter, who will continue to hold the title of president through March 31, 2019, will remain chief executive officer until Mr. Powell assumes that position on July 1, 2019, at which time Mr. Painter will become executive chairman. As executive chairman, Mr. Painter will continue to work for the Company under the direction of the Board on a part-time basis until his retirement on June 30, 2020, subject to the terms of his executive transition agreement with the Company, as described below. Mr. Painter will step down as executive chairman upon his retirement on June 30, 2020, but is not required to resign from the Board as of such date.

In connection with the Succession Plan, on February 13, 2019, the Company and Mr. Painter entered into a Transition and Executive Chairman Agreement (the “Transition Agreement”), which terminates upon Mr. Painter’s retirement on June 30, 2020 (the “Retirement Date”) or Mr. Painter’s earlier resignation, termination, death or disability (such date when employment ends shall be referred to as the “Separation Date’). The Company agreed to pay the following amounts to Mr. Painter as an incentive in the form of a stay bonus and related benefits in the event he remains employed with the Company through the Retirement Date. The following payments are subject to Mr. Painter delivering a release to the Company pursuant to the Transition Agreement.

Mr. Painter will be paid an annual base salary of $735,000 through June 30, 2019. To reflect his part-time schedule as executive chairman, from and after July 1, 2019 through his retirement on the Separation Date, Mr. Painter’s annual base salary will be $380,000. He will remain eligible to participate in the Company’s cash incentive plan based on a target bonus of $710,000 for the fiscal year ending December 28, 2019 (the “2019 Bonus”). The 2019 Bonus will not be prorated, and Mr. Painter will not be paid a bonus for the 2020 fiscal year. Until his retirement on the Separation Date, Mr. Painter will also be eligible to participate in the Company’s executive and employee benefit plans and will receive the same perquisites that are generally provided to other executive officers of the Company.

Mr. Painter’s outstanding stock options and restricted stock unit awards will continue to be governed by the applicable plans and agreements. As contemplated in the Transition Agreement, the compensation committee of the Board has approved the revisions to Mr. Painter’s outstanding restricted stock unit awards to accelerate the vesting thereof on the Separation Date. In the event that the Company grants restricted stock unit awards to executive officers in March 2019, any such award granted to Mr. Painter will have a time-based vesting schedule and be equal in value to $600,000, and the number of restricted stock units awarded, if any, will be calculated using the closing price of the Company’s common stock that the Company uses to grant awards to its executive officers in March 2019. While serving as executive chairman, Mr. Painter will not be eligible to receive any additional compensation as a result of his service on the Board, nor will the Board be obligated to grant him additional equity awards as a result of his service as executive chairman. Provided that Mr. Painter continues to be a director after the Separation Date, he shall receive the compensation paid to non-employee directors beginning on July 1, 2020 and pro-rated for the remainder of the year.

Under the Transition Agreement, in the absence of a change in control, if Mr. Painter’s employment is terminated by the Company without Cause (as defined in the Transition Agreement) prior to June 30, 2020 or as a result of death or disability, he or his estate will, contingent upon the execution by Mr. Painter of a release, receive the compensation and benefits that he would have received had he remained an employee through his planned retirement on such date, including his target bonus for fiscal year 2019.

In the event of both a change in control of the Company and the termination of Mr. Painter’s employment on or before the Separation Date, in lieu of any termination benefits provided for by the Transition Agreement, Mr. Painter will receive the benefits, if any, and be subject to the obligations contained in the Amended and Restated Executive Retention Agreement entered into between the Company and Mr. Painter on December 9, 2008.

Pursuant to the Transition Agreement, during the period of his employment and for one (1) year after his retirement or the earlier termination of his employment, Mr. Painter agrees not to compete with the Company, and for two (2) years after his retirement or the earlier termination of his employment, Mr. Painter agrees not to solicit the Company’s customers or employees or assist any other party to cause a change in control of the Company. He also agrees to maintain the confidentiality of the Company’s information during the period of his employment and thereafter.

The preceding description of the Transition Agreement is fully qualified by reference to the Transition Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018 with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on February 13, 2019 announcing the Succession Plan is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On February 14, 2019, the Company will hold a webcast and conference call to discuss its financial results for the fiscal quarter and year ended December 29, 2018. A copy of the slides that will be presented on the webcast and discussed in the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information contained in Item 2.02 and Item 7.01 of this Form 8-K (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement

The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about the Company’s future financial and operating performance, demand for the Company's products, economic and industry outlook, the Company's succession plan and future prospects. These forward-looking statements represent the Company’s expectations as of the date of this report. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause the Company's actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading “Risk Factors” in Kadant’s annual report on Form 10-K for the year ended December 30, 2017 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; the Company’s customers’ ability to obtain financing for capital equipment projects; the variability and uncertainties in sales of capital equipment in China; international sales and operations; the oriented strand board market and levels of residential construction activity; development and use of digital media; currency fluctuations; price increases or shortages of raw materials; dependence on certain suppliers; the Company’s acquisition strategy; failure of the Company’s information systems or breaches of data security; changes in government regulations and policies and compliance with laws; the Company’s internal growth strategy; competition; soundness of suppliers and customers; changes in the Company’s tax provision or exposure to additional tax liabilities; the Company’s ability to successfully manage its manufacturing operations; disruption in production; future restructurings; economic conditions and regulatory changes caused by the United Kingdom’s likely exit from the European Union; the Company’s debt obligations; restrictions in the Company’s credit agreement; loss of key personnel; protection of patents and proprietary rights; fluctuations in the Company’s share price; soundness of financial institutions; environmental laws and regulations; anti-takeover provisions; and reliance on third-party research.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following exhibits relating to Item 2.02 and Item 7.01 shall be deemed to be furnished and not filed.

Exhibit No.	Description of Exhibits

99.1	Press Release issued by the Company on February 13, 2019 announcing its financial results.

99.2	Press Release issued by the Company on February 13, 2019 announcing the Succession Plan.

99.3	Slides to be presented by the Company on February 14, 2019.

KADANT INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: February 13, 2019	By	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer